SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549



                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



                       Date of Report:  May 21, 1996


                        FEDERATED DEPARTMENT STORES, INC.

                     1440 Broadway, New York, New York 10018
                                 (212) 840-1440

                                      -and-

                  7 West Seventh Street, Cincinnati,Ohio 45202
                                 (513) 579-7000




              Delaware                  1-13536             13-3324058
       -------------------------------------------------------------------------
       (State of Incorporation)   (Commission File No.)    (IRS Id. No.)











                             Exhibit Index on Page 4

Item 5.  Other Events
         ------------

     This Current Report on Form 8-K is being filed with the Securities and Exchange Commission by Federated Department Stores, Inc. ("Federated") for the purpose of filing the Underwriting Agreement, dated as of May 16, 1996, between Federated and the underwriters named therein and the form of Seventh Supplemental Trust Indenture, to be dated as of May 22,1996 between Federated and State Street Bank and Trust Company (successor to The First National Bank of Boston), as Trustee, as exhibits hereto.


Item 7.  Financial Statements, Pro Forma Financial
         -----------------------------------------
         Information and Exhibits.
         -------------------------

The following exhibits are filed herewith:

1. Underwriting Agreement, dated as of May 16, 1996 between Federated Department Stores, Inc. and the underwriters named therein.

4. Form of Seventh Supplemental Trust Indenture, to be dated as of May 22, 1996, between Federated Department Stores, Inc. and State Street Bank and Trust Company (successor to The First National Bank of
     Boston), as Trustee.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              FEDERATED DEPARTMENT STORES, INC.




Date:  May 21, 1996          By: /s/ Dennis J. Broderick
                                 ---------------------------
                                 Dennis J. Broderick
                                 Senior Vice President,
                                 General Counsel and
                                 Secretary

                                  EXHIBIT INDEX
                                  -------------



  Exhibit
  Number                    Description                                   Page
  ------                    -----------                                   ----


  1.   Underwriting Agreement, dated as of May 16,1996 between              5
       Federated Department Stores, Inc. and the underwriters named therein.

  4.   Form of Seventh Supplemental Trust Indenture, to be dated           37
       as of May 22, 1996, between Federated Department Stores,
       Inc. and State Street Bank and Trust Company (successor to
       The First National Bank of Boston), as Trustee.